28969 Information Lane

Easton, Maryland 21601

Phone 410-763-7800

PRESS RELEASE

Shore Bancshares Reports 2013 Results

Easton, Maryland (1/23/2014) - Shore Bancshares, Inc. (NASDAQ - SHBI) today reported net income of $1.2 million or $0.14 per diluted common share for the fourth quarter of 2013, compared to a net loss of $11.4 million or $(1.35) per diluted common share for the third quarter of 2013, and a net loss of $5.1 million or $(0.60) per diluted common share for the fourth quarter of 2012. The Company reported a net loss of $9.6 million or $(1.14) per diluted common share for both fiscal year 2013 and fiscal year 2012.

When comparing the fourth quarter of 2013 to the third quarter of 2013, the primary reason for the improved results was a decline in the provision for credit losses which was impacted during the third quarter of 2013 by the execution of agreements by the Company’s wholly owned subsidiary, The Talbot Bank of Easton (the “Bank”), to sell loans and other real estate owned (the “Asset Sale”). Charge-offs of $19.6 million were taken on the loans subject to the Asset Sale to reflect the value to be realized upon sale. Subsequently, the provision for credit losses was increased $19.6 million to replenish the allowance for credit losses while other real estate owned subject to the Asset Sale was written down $182 thousand for a total pretax loss of $19.8 million. When comparing the fourth quarter of 2013 to the fourth quarter of 2012, the primary reasons for the improved results were a decline in the provision for credit losses due to lower charge-offs and nonaccrual loans, and a $1.3 million loss incurred during the fourth quarter of 2012 to terminate a portion of an interest rate cap instrument. Results were flat when comparing fiscal year 2013 to fiscal year 2012, with higher noninterest income offset by higher noninterest expenses and lower net interest income.

“We were pleased to report fourth quarter net income which was ahead of consensus estimates. The completion of the Asset Sale in the third quarter resulted in a much lower provision for credit losses in the fourth quarter and was the principal driver of our results. We are still focused on reducing charge-offs and nonaccrual loans. However, with a substantial portion of our credit problems behind us we can now turn our attention to revenue generation. Despite the significant strategic initiatives undertaken during the last year, total stockholders’ equity to total assets at December 31, 2013 was 9.80%,” said Lloyd L. “Scott” Beatty, Jr., president and chief executive officer. “The economy across our footprint is showing some signs of improvement in the retail, small business and commercial middle-market sectors. However, real estate development and construction remains anemic compared to the pre-recession levels.”

Balance Sheet Review

Total assets were $1.054 billion at December 31, 2013, a $131.7 million, or 11.1%, decrease when compared to the $1.186 billion at the end of 2012. The decline in total assets was primarily due to a decrease in loans ($73.2 million) and interest-bearing deposits with other banks ($55.5 million). The decline in loans was mainly due to the Asset Sale and charge-offs while the decline in interest-bearing deposits reflected a reduction in excess liquidity.

Total deposits decreased $115.8 million, or 11.0%, to $933.5 million at December 31, 2013, mainly due to a decline in money market deposit accounts ($67.9 million) and time deposits ($56.0 million), partially offset by an increase in noninterest-bearing demand deposits ($18.8 million). The decrease in money market deposit accounts was associated with the Company’s participation in the Promontory Insured Network Deposits Program (“IND Program”). In December 2012, the Company decided to partially exit the IND Program to decrease its excess liquidity and, in June 2013, the Company fully exited the IND Program. The decrease in time deposits also reduced the Company’s excess liquidity. Total stockholders’ equity declined $10.7 million, or 9.4%, to $103.3 million at December 31, 2013. For fiscal year 2013, the ratio of average equity to average assets was 10.31% and the ratio of average tangible equity to average tangible assets was 8.95%.

Review of Quarterly Financial Results

Net interest income was $8.6 million for the fourth quarter of 2013, compared to $8.8 million for the third quarter of 2013 and $8.4 million for the fourth quarter of 2012. The decrease in net interest income when compared to the third quarter of 2013 was due to a greater decline in interest income than the decline in interest expense. The decrease in interest income was primarily due to a decline in average loan balances while the decrease in interest expense was primarily due to lower average balances of and rates paid on time deposits. The higher net interest income for the fourth quarter of 2013 when compared to the fourth quarter of 2012 was due to a greater decline in interest expense than the decline in interest income. The decrease in interest expense was mainly due to exiting the IND Program and terminating the interest rate caps associated with the IND Program. The Company’s net interest margin was 3.47% for the fourth quarter of 2013, 3.54% for the third quarter of 2013 and 3.02% for the fourth quarter of 2012.

The provision for credit losses was $474 thousand for the fourth quarter of 2013, $22.5 million for the third quarter of 2013 and $9.7 million for the fourth quarter of 2012. The provision for credit losses for the third quarter of 2013 included $19.6 million to replenish the allowance for credit losses for the charge-off of loans associated with the Asset Sale. The lower provision for credit losses for the fourth quarter of 2013 when compared to the third quarter of 2013 and the fourth quarter of 2012 was due to lower charge-offs and nonaccrual loans. Net charge-offs were $1.1 million for the fourth quarter of 2013, $26.9 million for the third quarter of 2013 ($19.6 million related to the Asset Sale) and $6.6 million for the fourth quarter of 2012. The charge offs in all three quarters were mainly real estate related loans. The ratio of annualized net charge-offs to average loans was 0.58% for the fourth quarter of 2013, 13.81% for the third quarter of 2013 and 3.29% for the fourth quarter of 2012. The ratio of the allowance for credit losses to period-end loans was 1.51% at December 31, 2013, 1.57% at September 30, 2013 and 2.04% at December 31, 2012.

At December 31, 2013, nonperforming assets excluding nonaccrual loans held for sale were $18.7 million, a decrease of $4.6 million, or 19.8%, when compared to September 30, 2013 and a decrease of $25.9 million, or 58.1%, when compared to December 31, 2012. Similarly, accruing troubled debt restructurings (“TDRs”) excluding TDRs held for sale were $26.1 million at December 31, 2013, a decrease of $3.4 million, or 11.4%, when compared to September 30, 2013 and $26.3 million, or 50.2%, when compared to December 31, 2012. At December 31, 2013, the ratio of nonaccrual loans excluding nonaccrual loans held for sale to total assets was 1.39%, lower than the 1.66% and 3.08% at September 30, 2013 and December 31, 2012, respectively. Likewise, the ratio of accruing TDRs excluding TDRs held for sale to total assets at December 31, 2013 was 2.47%, decreasing from 2.80% at September 30, 2013 and 4.41% at December 31, 2012. When comparing December 31, 2013 to September 30, 2013, the positive trend in nonperforming assets and TDRs, as well as the corresponding asset quality ratios, was primarily due to the Company’s continued focus on the resolution of its nonperforming assets and TDRs. When comparing December 31, 2013 to December 31, 2012, the positive trend in nonperforming assets and TDRs was mainly accomplished with the Asset Sale. See pages 4 and 9 of this release for additional detail.

Total noninterest income for the fourth quarter of 2013 decreased $577 thousand, or 12.0%, when compared to the third quarter of 2013. The decrease was primarily due to $265 thousand less in income from an insurance investment included in other noninterest income and $247 thousand less in insurance agency commissions. Total noninterest income for the fourth quarter of 2013 increased $1.6 million, or 61.7%, when compared to the fourth quarter of 2012. Included in other noninterest income for the fourth quarter of 2012 was a $1.3 million loss incurred to terminate a portion of the previously mentioned interest rate caps.

Total noninterest expense for the fourth quarter of 2013 increased $500 thousand, or 5.0%, when compared to the third quarter of 2013 primarily due to higher write-downs of other real estate owned ($152 thousand) and FDIC insurance premiums ($146 thousand). When compared to the fourth quarter of 2012, total noninterest expense for the fourth quarter of 2013 increased $783 thousand, or 8.1%, primarily due to higher FDIC insurance premiums ($226 thousand), salaries and benefits ($156 thousand) and write-downs of other real estate owned ($120 thousand).

Review of 2013 Financial Results

Net interest income for 2013 was $34.9 million, a decrease of $463 thousand, or 1.3%, when compared to 2012 due to a greater decline in interest income than the decline in interest expense. The decrease in interest income was primarily due to lower average balances of and yields earned on loans while the decrease in interest expense was primarily due to lower balances of and rates paid on money market and time deposits. However, the net interest margin improved to 3.48% for 2013 when compared to 3.23% for 2012.

The provisions for credit losses for 2013 and 2012 were $27.8 million and $27.7 million, respectively, while net charge-offs were $33.1 million and $26.0 million for 2013 and 2012, respectively. The ratio of annualized net charge-offs to average loans was 4.32% for 2013 and 3.20% for 2012.

Total noninterest income for 2013 increased $1.7 million, or 10.8%, when compared to 2012. The increase was primarily due to higher insurance agency commissions ($833 thousand) and gains on sales of investment securities ($635 thousand), and fewer losses on sales of other real estate owned ($452 thousand), partially offset by lower service charges on deposit accounts ($180 thousand).

Total noninterest expense for 2013 increased $1.1 million, or 2.9%, when compared to 2012. The increase was primarily due to higher marketing expenses ($510 thousand) included in other noninterest expenses, FDIC insurance premiums ($433 thousand) and insurance agency commissions expense ($407 thousand). The increased marketing costs were mainly related to a branding project for the Company and its subsidiaries.

Shore Bancshares Information

Shore Bancshares, Inc. is a financial holding company headquartered in Easton, Maryland and is the largest independent bank holding company located on Maryland’s Eastern Shore. It is the parent company of two banks, The Talbot Bank of Easton, Maryland, and CNB; three insurance producer firms, The Avon-Dixon Agency, LLC, Elliott Wilson Insurance, LLC and Jack Martin and Associates, Inc; a wholesale insurance company, TSGIA, Inc; and an insurance premium finance company, Mubell Finance, LLC. Shore Bancshares, Inc. engages in the trust services business through the trust department at CNB under the name “Wye Financial & Trust”. Additional information is available at www.shorebancshares.com.

Forward-Looking Statements

The statements contained herein that are not historical facts are forward-looking statements (as defined by the Private Securities Litigation Reform Act of 1995) based on management's current expectations and beliefs concerning future developments and their potential effects on the Company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There can be no assurance that future developments affecting the Company will be the same as those anticipated by management. These statements are evidenced by terms such as “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” and similar expressions. Although these statements reflect management’s good faith beliefs and projections, they are not guarantees of future performance and they may not prove true. These projections involve risks and uncertainties that could cause actual results to differ materially from those addressed in the forward-looking statements. For a discussion of these risks and uncertainties, see the section of the periodic reports filed by Shore Bancshares, Inc. with the Securities and Exchange Commission entitled “Risk Factors”.

The Company specifically disclaims any obligation to update any factors or to publicly announce the result of revisions to any of the forward-looking statements included herein to reflect future events or developments.

For further information contact: George Rapp, Chief Financial Officer, 410-763-7800

Shore Bancshares, Inc.

Financial Highlights

(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2013	2012	Change		2013	2012	Change
PROFITABILITY FOR THE PERIOD
Net interest income	$8,570	$8,381	2.3%		$34,876	$35,339	$(1.3)%
Provision for credit losses	474	9,650	(95.1)		27,784	27,745	0.1
Noninterest income	4,215	2,606	61.7		17,459	15,758	10.8
Noninterest expense	10,468	9,685	8.1		40,686	39,555	2.9
Income (loss) before income taxes	1,843	(8,348)	122.1		(16,135)	(16,203)	0.4
Income tax expense (benefit)	668	(3,274)	120.4		(6,501)	(6,565)	1.0
Net income (loss)	$1,175	$(5,074)	123.2		$(9,634)	$(9,638)	-

Return on average assets	0.44%	(1.71)%	215	bp	(0.89)%	(0.82)%	(7	)bp
Return on average equity	4.50	(17.15)	2,165		(8.64)	(8.07)	(57)
Return on average tangible equity (1)	5.53	(19.73)	2,526		(9.92)	(9.14)	(78)
Net interest margin	3.47	3.02	45		3.48	3.23	25
Efficiency ratio - GAAP	81.72	87.89	(617)		77.59	77.17	42
Efficiency ratio - Non-GAAP (1)	81.14	77.77	337		77.43	75.16	227

PER SHARE DATA
Basic net income (loss) per common share	$0.14	$(0.60)	123.3%		$(1.14)	$(1.14)	-%
Diluted net income (loss) per common share	0.14	(0.60)	123.3		(1.14)	(1.14)	-
Dividends paid per common share	-	-	-		-	0.01	(100.0)
Book value per common share at period end	12.19	13.48	(9.6)
Tangible book value per common share at period end (1)	10.31	11.56	(10.8)
Market value at period end	9.22	5.39	71.1
Market range:
High	9.45	6.98	35.4		9.45	7.45	26.8
Low	8.50	4.65	82.8		5.20	4.65	11.8

AVERAGE BALANCE SHEET DATA
Loans	$718,070	$799,512	(10.2)%		$764,659	$814,167	(6.1)%
Securities	145,181	144,459	0.5		139,241	137,686	1.1
Earning assets	982,519	1,108,585	(11.4)		1,006,311	1,097,851	(8.3)
Assets	1,060,315	1,183,135	(10.4)		1,081,127	1,172,452	(7.8)
Deposits	938,293	1,042,842	(10.0)		950,332	1,028,809	(7.6)
Stockholders' equity	103,507	117,700	(12.1)		111,445	119,359	(6.6)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$1,050	$6,614	(84.1)%		$33,050	$26,042	26.9%

Nonaccrual loans excluding nonaccrual loans held for sale (hfs)	$14,626	$36,474	(59.9)
Loans 90 days past due and still accruing	270	460	(41.3)
Other real estate owned	3,779	7,659	(50.7)
Total nonperforming assets excluding nonaccrual loans hfs	18,675	44,593	(58.1)
Nonaccrual loans hfs	3,521	-	-
Total nonperforming assets including nonaccrual loans hfs	$22,196	$44,593	(50.2)

Accruing troubled debt restructurings (TDRs)	$26,088	$52,353	(50.2)

Total nonperforming assets and accruing TDRs excluding nonaccrual loans hfs	$44,763	$96,946	(53.8)
Nonaccrual loans hfs	3,521	-	-
Total nonperforming assets and accruing TDRs including nonaccrual loans hfs	$48,284	$96,946	(50.2)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.

Financial Highlights

(Dollars in thousands, except per share data)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2013	2012	Change		2013	2012	Change

CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	9.76%	9.95%	(19	)bp	10.31%	10.18%	13	bp
Average tangible equity to average tangible assets (1)	8.38	8.69	(31)		8.95	8.90	5

Annualized net charge-offs to average loans	0.58	3.29	(271)		4.32	3.20	112

Allowance for credit losses as a percent of:
Period-end loans	1.51	2.04	(53)
Nonaccrual loans excluding nonaccrual loans hfs	73.33	43.84	2,949
Nonaccrual loans including nonaccrual loans hfs	59.10	43.84	1,526
Nonperforming assets excluding nonaccrual loans hfs	57.43	35.86	2,157
Nonperforming assets including nonaccrual loans hfs	48.32	35.86	1,246
Accruing TDRs	41.11	30.54	1,057
Nonperforming assets and accruing TDRs excluding nonaccrual loans hfs	23.96	16.49	747
Nonperforming assets and accruing TDRs including nonaccrual loans hfs	22.21	16.49	572

As a percent of total loans:
Nonaccrual loans excluding nonaccrual loans hfs	2.05	4.65	(260)
Accruing TDRs	3.66	6.67	(301)
Nonaccrual loans and accruing TDRs excluding nonaccrual loans hfs	5.71	11.32	(561)

As a percent of total loans+other real estate owned:
Nonperforming assets excluding nonaccrual loans hfs	2.61	5.63	(302)
Nonperforming assets and accruing TDRs excluding nonaccrual loans hfs	6.25	12.23	(598)

As a percent of total assets:
Nonaccrual loans excluding nonaccrual loans hfs	1.39	3.08	(169)
Nonaccrual loans including nonaccrual loans hfs	1.72	3.08	(136)
Nonperforming assets excluding nonaccrual loans hfs	1.77	3.76	(199)
Nonperforming assets including nonaccrual loans hfs	2.11	3.76	(165)
Accruing TDRs	2.47	4.41	(194)
Nonperforming assets and accruing TDRs excluding nonaccrual loans hfs	4.25	8.18	(393)
Nonperforming assets and accruing TDRs including nonaccrual loans hfs	4.58	8.18	(360)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.

Consolidated Balance Sheets

(In thousands, except per share data)

			December 31, 2013
	December 31,	December 31,	compared to
	2013	2012	December 31, 2012
ASSETS
Cash and due from banks	$21,238	$26,579	(20.1)%
Interest-bearing deposits with other banks	109,384	164,864	(33.7)
Federal funds sold	468	8,750	(94.7)
Investments available for sale (at fair value)	147,101	145,508	1.1
Investments held to maturity	5,185	2,657	95.1

Loans held for sale	3,521	-	-

Loans	711,919	785,082	(9.3)
Less: allowance for credit losses	(10,725)	(15,991)	(32.9)
Loans, net	701,194	769,091	(8.8)

Premises and equipment, net	15,198	15,593	(2.5)
Goodwill	12,454	12,454	-
Other intangible assets, net	3,520	3,816	(7.8)
Other real estate owned, net	3,779	7,659	(50.7)
Other assets	31,082	28,836	7.8

Total assets	$1,054,124	$1,185,807	(11.1)

LIABILITIES
Noninterest-bearing deposits	$172,797	$153,992	12.2
Interest-bearing deposits	760,671	895,281	(15.0)
Total deposits	933,468	1,049,273	(11.0)

Short-term borrowings	10,140	13,761	(26.3)
Accrued expenses and other liabilities	7,217	8,747	(17.5)
Total liabilities	950,825	1,071,781	(11.3)

STOCKHOLDERS' EQUITY
Common stock, par value $0.01; authorized 35,000,000 shares	85	85	-
Additional paid in capital	32,207	32,155	0.2
Retained earnings	71,444	81,078	(11.9)
Accumulated other comprehensive (loss) income	(437)	708	(161.7)
Total stockholders' equity	103,299	114,026	(9.4)

Total liabilities and stockholders' equity	$1,054,124	$1,185,807	(11.1)

Period-end common shares outstanding	8,471	8,457	0.2
Book value per common share	$12.19	$13.48	(9.6)

Shore Bancshares, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	For the Three Months Ended			For the Twelve Months Ended
	December 31,			December 31,
	2013	2012	% Change	2013	2012	% Change
INTEREST INCOME
Interest and fees on loans	$9,242	$10,193	(9.3)%	$39,058	$42,698	(8.5)%
Interest and dividends on investment securities:
Taxable	504	666	(24.3)	2,072	2,815	(26.4)
Tax-exempt	3	12	(75.0)	17	104	(83.7)
Interest on federal funds sold	1	3	(66.7)	4	10	(60.0)
Interest on deposits with other banks	57	86	(33.7)	200	274	(27.0)
Total interest income	9,807	10,960	(10.5)	41,351	45,901	(9.9)

INTEREST EXPENSE
Interest on deposits	1,230	2,570	(52.1)	6,448	10,501	(38.6)
Interest on short-term borrowings	7	9	(22.2)	27	45	(40.0)
Interest on long-term debt	-	-	-	-	16	(100.0)
Total interest expense	1,237	2,579	(52.0)	6,475	10,562	(38.7)

NET INTEREST INCOME	8,570	8,381	2.3	34,876	35,339	(1.3)
Provision for credit losses	474	9,650	(95.1)	27,784	27,745	0.1

NET INTEREST INCOME (LOSS) AFTER PROVISION FOR CREDIT LOSSES	8,096	(1,269)	738.0	7,092	7,594	(6.6)

NONINTEREST INCOME
Service charges on deposit accounts	599	653	(8.3)	2,371	2,551	(7.1)
Trust and investment fee income	429	365	17.5	1,613	1,644	(1.9)
Investment securities gains	-	-	-	913	278	228.4
Insurance agency commissions	2,477	2,292	8.1	10,647	9,814	8.5
Loss on termination of cash flow hedge	-	(1,339)	100.0	(1,306)	(1,339)	2.5
Other noninterest income	710	635	11.8	3,221	2,810	14.6
Total noninterest income	4,215	2,606	61.7	17,459	15,758	10.8

NONINTEREST EXPENSE
Salaries and wages	4,336	4,240	2.3	17,346	17,418	(0.4)
Employee benefits	983	923	6.5	4,094	3,994	2.5
Occupancy expense	569	609	(6.6)	2,344	2,559	(8.4)
Furniture and equipment expense	252	235	7.2	1,020	963	5.9
Data processing	773	654	18.2	2,900	2,717	6.7
Directors' fees	92	107	(14.0)	354	474	(25.3)
Amortization of intangible assets	74	74	-	296	392	(24.5)
Insurance agency commissions expense	470	387	21.4	1,798	1,391	29.3
FDIC insurance premium expense	613	387	58.4	1,813	1,380	31.4
Write-downs of other real estate owned	371	251	47.8	1,318	1,328	(0.8)
Other noninterest expenses	1,935	1,818	6.4	7,403	6,939	6.7
Total noninterest expense	10,468	9,685	8.1	40,686	39,555	2.9

Income (loss) before income taxes	1,843	(8,348)	122.1	(16,135)	(16,203)	0.4
Income tax expense (benefit)	668	(3,274)	120.4	(6,501)	(6,565)	1.0

NET INCOME (LOSS)	$1,175	$(5,074)	123.2	$(9,634)	$(9,638)	-

Weighted average shares outstanding - basic	8,463	8,457	0.1	8,461	8,457	-
Weighted average shares outstanding - diluted	8,474	8,457	0.2	8,461	8,457	-

Basic net income (loss) per common share	$0.14	$(0.60)	123.3	$(1.14)	$(1.14)	-
Diluted net income (loss) per common share	0.14	(0.60)	123.3	(1.14)	(1.14)	-
Dividends paid per common share	-	-	-	-	0.01	(100.0)

Shore Bancshares, Inc.

Consolidated Average Balance Sheets

(Dollars in thousands)

	For the Three Months Ended				For the Twelve Months Ended
	December 31,				December 31,
	2013		2012		2013		2012
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$718,070	5.07%	$799,512	5.09%	$764,659	5.11%	$814,167	5.26%
Loans held for sale	15,047	2.38	-	-	3,857	2.34	-	-
Investment securities
Taxable	144,699	1.38	143,137	1.85	138,701	1.49	134,697	2.09
Tax-exempt	482	4.39	1,322	5.05	540	4.84	2,989	5.25
Federal funds sold	2,692	0.06	7,782	0.12	3,850	0.10	10,185	0.10
Interest-bearing deposits	101,529	0.22	156,832	0.22	94,704	0.21	135,813	0.20
Total earning assets	982,519	3.97%	1,108,585	3.94%	1,006,311	4.12%	1,097,851	4.20%
Cash and due from banks	20,900		21,258		22,603		20,256
Other assets	70,048		67,596		67,724		68,813
Allowance for credit losses	(13,152)		(14,304)		(15,511)		(14,468)
Total assets	$1,060,315		$1,183,135		$1,081,127		$1,172,452

Interest-bearing liabilities
Demand deposits	$176,492	0.15%	$169,398	0.18%	$171,244	0.16%	$160,741	0.18%
Money market and savings deposits (1)	211,294	0.12	281,593	1.21	221,808	0.49	279,126	1.17
Certificates of deposit $100,000 or more	190,117	1.16	231,232	1.40	202,053	1.28	238,241	1.44
Other time deposits	188,645	1.14	204,213	1.59	195,045	1.29	204,644	1.70
Interest-bearing deposits	766,548	0.64	886,436	1.15	790,150	0.82	882,752	1.19
Short-term borrowings	10,505	0.23	13,573	0.27	10,980	0.24	14,976	0.30
Long-term debt	-	-	-	-	-	-	341	4.61
Total interest-bearing liabilities	777,053	0.63%	900,009	1.14%	801,130	0.81%	898,069	1.18%
Noninterest-bearing deposits	171,745		156,406		160,182		146,057
Accrued expenses and other liabilities	8,010		9,020		8,370		8,967
Stockholders' equity	103,507		117,700		111,445		119,359
Total liabilities and stockholders' equity	$1,060,315		$1,183,135		$1,081,127		$1,172,452

Net interest spread		3.34%		2.80%		3.31%		3.02%
Net interest margin		3.47%		3.02%		3.48%		3.23%

(1)	Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. Interest expense for the fourth quarter of 2013 does not reflect this adjustment because the interest rate caps were terminated in June of 2013. However, this adjustment increased interest expense $552 thousand for the fourth quarter of 2012, $695 thousand for fiscal year 2013 and $2.0 million for fiscal year 2012.

Shore Bancshares, Inc.

Financial Highlights By Quarter

(Dollars in thousands, except per share data)

	4th quarter	3rd quarter	2nd quarter	1st quarter	4th quarter	4Q 13		4Q 13
	2013	2013	2013	2013	2012	compared to		compared to
	(4Q 13)	(3Q 13)	(2Q 13)	(1Q 13)	(4Q 12)	3Q 13		4Q 12
PROFITABILITY FOR THE PERIOD
Taxable-equivalent net interest income	$8,595	$8,852	$9,028	$8,504	$8,413	(2.9)%		2.2%
Less: Taxable-equivalent adjustment	25	24	27	27	32	4.2		(21.9)
Net interest income	8,570	8,828	9,001	8,477	8,381	(2.9)		2.3
Provision for credit losses	474	22,460	2,700	2,150	9,650	(97.9)		(95.1)
Noninterest income	4,215	4,792	3,962	4,490	2,606	(12.0)		61.7
Noninterest expense	10,468	9,968	9,759	10,491	9,685	5.0		8.1
Income (loss) before income taxes	1,843	(18,808)	504	326	(8,348)	109.8		122.1
Income tax expense (benefit)	668	(7,416)	143	104	(3,274)	109.0		120.4
Net income (loss)	$1,175	$(11,392)	$361	$222	$(5,074)	110.3		123.2

Return on average assets	0.44%	(4.24)%	0.13%	0.08%	(1.71)%	468	bp	215	bp
Return on average equity	4.50	(39.68)	1.27	0.79	(17.15)	4,418		2,165
Return on average tangible equity (1)	5.53	(46.03)	1.66	1.11	(19.73)	5,156		2,526
Net interest margin	3.47	3.54	3.60	3.30	3.02	(7)		45
Efficiency ratio - GAAP	81.72	73.06	75.13	80.74	87.89	866		(617)
Efficiency ratio - Non-GAAP (1)	81.14	74.13	74.45	80.17	77.77	701		337

PER SHARE DATA
Basic net income (loss) per common share	$0.14	$(1.35)	$0.04	$0.03	$(0.60)	110.4%		123.3%
Diluted net income (loss) per common share	0.14	(1.35)	0.04	0.03	(0.60)	110.4		123.3
Dividends paid per common share	-	-	-	-	-	-		-
Book value per common share at period end	12.19	12.06	13.43	13.51	13.48	1.1		(9.6)
Tangible book value per common share at period end (1)	10.31	10.16	11.52	11.60	11.56	1.5		(10.8)
Market value at period end	9.22	8.80	7.36	6.79	5.39	4.8		71.1
Market range:
High	9.45	9.06	7.75	6.91	6.98	4.3		35.4
Low	8.50	7.06	5.97	5.20	4.65	20.4		82.8

AVERAGE BALANCE SHEET DATA
Loans	$718,070	$772,008	$785,442	$783,757	$799,512	(7.0)%		(10.2)%
Securities	145,181	124,020	141,193	146,756	144,459	17.1		0.5
Earning assets	982,519	993,068	1,005,474	1,044,755	1,108,585	(1.1)		(11.4)
Assets	1,060,315	1,064,919	1,077,852	1,122,310	1,183,135	(0.4)		(10.4)
Deposits	938,293	932,867	943,577	987,325	1,042,842	0.6		(10.0)
Stockholders' equity	103,507	113,904	114,208	114,250	117,700	(9.1)		(12.1)

CREDIT QUALITY DATA AT PERIOD END
Net charge-offs	$1,050	$26,882	$2,712	$2,406	$6,614	(96.1)%		(84.1)%

Nonaccrual loans excluding nonaccrual loans held for sale (hfs)	$14,626	$17,501	$34,818	$31,813	$36,474	(16.4)		(59.9)
Loans 90 days past due and still accruing	270	9	3	22	460	2,900.0		(41.3)
Other real estate owned	3,779	5,776	6,408	8,366	7,659	(34.6)		(50.7)
Total nonperforming assets excluding nonaccrual loans hfs	18,675	23,286	41,229	40,201	44,593	(19.8)		(58.1)
Nonaccrual loans hfs	3,521	7,265	-	-	-	(51.5)		-
Total nonperforming assets including nonaccrual loans hfs	$22,196	$30,551	$41,229	$40,201	$44,593	(27.3)		(50.2)

Accruing troubled debt restructurings (TDRs) excluding TDRs hfs	$26,088	$29,439	$50,278	$52,545	$52,353	(11.4)		(50.2)
Accruing TDRs hfs	-	14,842	-	-	-	(100.0)		-
Total accruing TDRs including TDRs hfs	$26,088	$44,281	$50,278	$52,545	$52,353	(41.1)		(50.2)

Total nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	$44,763	$52,725	$91,507	$92,746	$96,946	(15.1)		(53.8)
Nonaccrual loans and TDRs hfs	3,521	22,107	-	-	-	(84.1)		-
Total nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	$48,284	$74,832	$91,507	$92,746	$96,946	(35.5)		(50.2)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.

Financial Highlights By Quarter

(Dollars in thousands, except per share data)

						4Q 13		4Q 13
						compared to		compared to
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13		4Q 12
CAPITAL AND CREDIT QUALITY RATIOS
Average equity to average assets	9.76%	10.70%	10.60%	10.18%	9.95%	(94	)bp	(19	)bp
Average tangible equity to average tangible assets (1)	8.38	9.33	9.23	8.86	8.69	(95)		(31)

Annualized net charge-offs to average loans	0.58	13.81	1.38	1.25	3.29	(1,323)		(271)

Allowance for credit losses as a percent of:
Period-end loans	1.51	1.57	2.01	2.00	2.04	(6)		(53)
Nonaccrual loans excluding nonaccrual loans hfs	73.33	64.57	45.16	49.46	43.84	876		2,949
Nonaccrual loans including nonaccrual loans hfs	59.10	45.63	45.16	49.46	43.84	1,347		1,526
Nonperforming assets excluding nonaccrual loans hfs	57.43	48.53	38.14	39.14	35.86	890		2,157
Nonperforming assets including nonaccrual loans hfs	48.32	36.99	38.14	39.14	35.86	1,133		1,246
Accruing TDRs excluding TDRs hfs	41.11	38.39	31.27	29.95	30.54	272		1,057
Accruing TDRs including TDRs hfs	41.11	25.52	31.27	29.95	30.54	1,559		1,057
Nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	23.96	21.43	17.18	16.97	16.49	253		747
Nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	22.21	15.10	17.18	16.97	16.49	711		572

As a percent of total loans:
Nonaccrual loans excluding nonaccrual loans hfs	2.05	2.44	4.45	4.05	4.65	(39)		(260)
Accruing TDRs excluding TDRs hfs	3.66	4.10	6.43	6.69	6.67	(44)		(301)
Nonaccrual loans and accruing TDRs excluding nonaccrual loans and TDRs hfs	5.71	6.54	10.88	10.74	11.32	(83)		(561)

As a percent of total loans+other real estate owned:
Nonperforming assets excluding nonaccrual loans hfs	2.61	3.21	5.23	5.06	5.63	(60)		(302)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	6.25	7.28	11.60	11.68	12.23	(103)		(598)

As a percent of total assets:
Nonaccrual loans excluding nonaccrual loans hfs	1.39	1.66	3.30	2.88	3.08	(27)		(169)
Nonaccrual loans including nonaccrual loans hfs	1.72	2.36	3.30	2.88	3.08	(64)		(136)
Nonperforming assets excluding nonaccrual loans hfs	1.77	2.21	3.91	3.64	3.76	(44)		(199)
Nonperforming assets including nonaccrual loans hfs	2.11	2.91	3.91	3.64	3.76	(80)		(165)
Accruing TDRs excluding TDRs hfs	2.47	2.80	4.77	4.76	4.41	(33)		(194)
Accruing TDRs including TDRs hfs	2.47	4.21	4.77	4.76	4.41	(174)		(194)
Nonperforming assets and accruing TDRs excluding nonaccrual loans and TDRs hfs	4.25	5.01	8.68	8.40	8.18	(76)		(393)
Nonperforming assets and accruing TDRs including nonaccrual loans and TDRs hfs	4.58	7.12	8.68	8.40	8.18	(254)		(360)

(1) See the reconciliation table on page 13 of 13.

Shore Bancshares, Inc.

Consolidated Statements of Operations By Quarter

(In thousands, except per share data)

						4Q 13	4Q 13
						compared to	compared to
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	3Q 13	4Q 12
INTEREST INCOME
Interest and fees on loans	$9,242	$9,767	$10,142	$9,907	$10,193	(5.4)%	(9.3)%
Interest and dividends on investment securities:
Taxable	504	357	568	643	666	41.2	(24.3)
Tax-exempt	3	5	4	5	12	(40.0)	(75.0)
Interest on federal funds sold	1	-	1	2	3	-	(66.7)
Interest on deposits with other banks	57	53	40	50	86	7.5	(33.7)
Total interest income	9,807	10,182	10,755	10,607	10,960	(3.7)	(10.5)

INTEREST EXPENSE
Interest on deposits	1,230	1,348	1,748	2,122	2,570	(8.8)	(52.1)
Interest on short-term borrowings	7	6	6	8	9	16.7	(22.2)
Total interest expense	1,237	1,354	1,754	2,130	2,579	(8.6)	(52.0)

NET INTEREST INCOME	8,570	8,828	9,001	8,477	8,381	(2.9)	2.3
Provision for credit losses	474	22,460	2,700	2,150	9,650	(97.9)	(95.1)

NET INTEREST INCOME (LOSS) AFTER PROVISION FOR CREDIT LOSSES	8,096	(13,632)	6,301	6,327	(1,269)	159.4	738.0

NONINTEREST INCOME
Service charges on deposit accounts	599	600	600	572	653	(0.2)	(8.3)
Trust and investment fee income	429	401	393	390	365	7.0	17.5
Investment securities gains	-	-	913	-	-	-	-
Insurance agency commissions	2,477	2,724	2,633	2,813	2,292	(9.1)	8.1
Loss on termination of cash flow hedge	-	-	(1,306)	-	(1,339)	-	100.0
Other noninterest income	710	1,067	729	715	635	(33.5)	11.8
Total noninterest income	4,215	4,792	3,962	4,490	2,606	(12.0)	61.7

NONINTEREST EXPENSE
Salaries and wages	4,336	4,420	4,307	4,283	4,240	(1.9)	2.3
Employee benefits	983	971	1,006	1,134	923	1.2	6.5
Occupancy expense	569	566	612	597	609	0.5	(6.6)
Furniture and equipment expense	252	275	243	250	235	(8.4)	7.2
Data processing	773	718	706	703	654	7.7	18.2
Directors' fees	92	86	55	121	107	7.0	(14.0)
Amortization of intangible assets	74	74	74	74	74	-	-
Insurance agency commissions expense	470	409	458	461	387	14.9	21.4
FDIC insurance premium expense	613	467	367	366	387	31.3	58.4
Write-downs of other real estate owned	371	219	56	672	251	69.4	47.8
Other noninterest expenses	1,935	1,763	1,875	1,830	1,818	9.8	6.4
Total noninterest expense	10,468	9,968	9,759	10,491	9,685	5.0	8.1

Income (loss) before income taxes	1,843	(18,808)	504	326	(8,348)	109.8	122.1
Income tax expense (benefit)	668	(7,416)	143	104	(3,274)	109.0	120.4

NET INCOME (LOSS)	$1,175	$(11,392)	$361	$222	$(5,074)	110.3	123.2

Weighted average shares outstanding - basic	8,463	8,461	8,461	8,458	8,457	-	0.1
Weighted average shares outstanding - diluted	8,474	8,461	8,465	8,458	8,457	0.2	0.2

Basic net income (loss) per common share	$0.14	$(1.35)	$0.04	$0.03	$(0.60)	110.4	123.3
Diluted net income (loss) per common share	0.14	(1.35)	0.04	0.03	(0.60)	110.4	123.3
Dividends paid per common share	-	-	-	-	-	-	-

Shore Bancshares, Inc.

Consolidated Average Balance Sheets By Quarter

(Dollars in thousands)

											Average balance
											4Q 13	4Q 13
											compared to	compared to
	4Q 13		3Q 13		2Q 13		1Q 13		4Q 12		3Q 13	4Q 12
	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/	Average	Yield/
	balance	rate	balance	rate	balance	rate	balance	rate	balance	rate
Earning assets
Loans	$718,070	5.07%	$772,008	5.03%	$785,442	5.19%	$783,757	5.14%	$799,512	5.09%	(7.0)%	(10.2)%
Loans held for sale	15,047	2.38	-	-	-	-	-	-	-	-	-	-
Investment securities
Taxable	144,699	1.38	123,499	1.15	140,614	1.62	146,176	1.78	143,137	1.85	17.2	1.1
Tax-exempt	482	4.39	521	5.27	579	4.81	580	4.85	1,322	5.05	(7.5)	(63.5)
Federal funds sold	2,692	0.06	1,618	0.07	2,992	0.10	8,184	0.11	7,782	0.12	66.4	(65.4)
Interest-bearing deposits	101,529	0.22	95,422	0.22	75,847	0.21	106,058	0.19	156,832	0.22	6.4	(35.3)
Total earning assets	982,519	3.97%	993,068	4.08%	1,005,474	4.30%	1,044,755	4.13%	1,108,585	3.94%	(1.1)	(11.4)
Cash and due from banks	20,900		22,088		22,510		24,966		21,258		(5.4)	(1.7)
Other assets	70,048		65,001		66,967		69,185		67,596		7.8	3.6
Allowance for credit losses	(13,152)		(15,238)		(17,099)		(16,596)		(14,304)		(13.7)	(8.1)
Total assets	$1,060,315		$1,064,919		$1,077,852		$1,122,310		$1,183,135		(0.4)	(10.4)

Interest-bearing liabilities
Demand deposits	$176,492	0.15%	$172,143	0.16%	$162,589	0.15%	$173,714	0.17%	$169,398	0.18%	2.5	4.2
Money market and savings deposits (1)	211,294	0.12	207,162	0.12	225,117	0.67	244,182	0.97	281,593	1.21	2.0	(25.0)
Certificates of deposit $100,000 or more	190,117	1.16	198,495	1.23	203,641	1.32	216,288	1.39	231,232	1.40	(4.2)	(17.8)
Other time deposits	188,645	1.14	192,878	1.24	197,644	1.30	201,171	1.47	204,213	1.59	(2.2)	(7.6)
Interest-bearing deposits	766,548	0.64	770,678	0.69	788,991	0.89	835,355	1.03	886,436	1.15	(0.5)	(13.5)
Short-term borrowings	10,505	0.23	10,695	0.23	10,752	0.24	11,987	0.27	13,573	0.27	(1.8)	(22.6)
Total interest-bearing liabilities	777,053	0.63%	781,373	0.69%	799,743	0.88%	847,342	1.02%	900,009	1.14%	(0.6)	(13.7)
Noninterest-bearing deposits	171,745		162,189		154,586		151,970		156,406		5.9	9.8
Accrued expenses and other liabilities	8,010		7,453		9,315		8,748		9,020		7.5	(11.2)
Stockholders' equity	103,507		113,904		114,208		114,250		117,700		(9.1)	(12.1)
Total liabilities and stockholders' equity	$1,060,315		$1,064,919		$1,077,852		$1,122,310		$1,183,135		(0.4)	(10.4)

Net interest spread		3.34%		3.39%		3.42%		3.11%		2.80%
Net interest margin		3.47%		3.54%		3.60%		3.30%		3.02%

(1) Interest on money market and savings deposits includes an adjustment to expense related to interest rate caps and the hedged deposits associated with them. Interest expense for the fourth and third quarters of 2013 does not reflect this adjustment because the interest rate caps were terminated in June of 2013. However, this adjustment increased interest expense $279 thousand for the second quarter of 2013, $416 thousand for the first quarter of 2013 and $552 thousand for the fourth quarter of 2012.

Shore Bancshares, Inc.

Reconciliation of Generally Accepted Accounting Principles (GAAP)

and Non-GAAP Measures

(In thousands, except per share data)

						YTD	YTD
	4Q 13	3Q 13	2Q 13	1Q 13	4Q 12	12/31/2013	12/31/2012

The following reconciles return on average equity and return on average tangible equity (Note 1):

Net income (loss)	$1,175	$(11,392)	$361	$222	$(5,074)	$(9,634)	$(9,638)
Net income (loss) - annualized (A)	$4,662	$(45,197)	$1,448	$900	$(20,186)	$(9,634)	$(9,638)

Net income (loss), excluding net amortization of intangible assets	$1,220	$(11,347)	$406	$267	$(5,029)	$(9,455)	$(9,401)

Net income (loss), excluding net amortization of intangible assets - annualized (B)	$4,840	$(45,018)	$1,628	$1,083	$(20,007)	$(9,455)	$(9,401)

Average stockholders' equity (C)	$103,507	$113,904	$114,208	$114,250	$117,700	$111,445	$119,359
Less: Average goodwill and other intangible assets	(16,018)	(16,092)	(16,166)	(16,242)	(16,313)	(16,129)	(16,454)
Average tangible equity (D)	$87,489	$97,812	$98,042	$98,008	$101,387	$95,316	$102,905

Return on average equity (GAAP) (A)/(C)	4.50%	(39.68)%	1.27%	0.79%	(17.15)%	(8.64)%	(8.07)%
Return on average tangible equity (Non-GAAP) (B)/(D)	5.53%	(46.03)%	1.66%	1.11%	(19.73)%	(9.92)%	(9.14)%

The following reconciles GAAP efficiency ratio and non-GAAP efficiency ratio (Note 2):

Noninterest expense (E)	$10,468	$9,968	$9,759	$10,491	$9,685	$40,686	$39,555
Less: Amortization of intangible assets	(74)	(74)	(74)	(74)	(74)	(296)	(392)
Other nonrecurring adjustments	-	-	49	-	-	49	-
Adjusted noninterest expense (F)	$10,394	$9,894	$9,734	$10,417	$9,611	$40,439	$39,163

Taxable-equivalent net interest income (G)	$8,595	$8,852	$9,028	$8,504	$8,413	$34,979	$35,502
Nonrecurring adjustment	-	-	(308)	-	-	(308)	-
Taxable-equivalent net interest income excluding nonrecurring adjustment (H)	$8,595	$8,852	$8,720	$8,504	$8,413	$34,671	$35,502

Noninterest income (I)	$4,215	$4,792	$3,962	$4,490	$2,606	$17,459	$15,758
Less: Investment securities (gains)/losses	-	-	(913)	-	-	(913)	(278)
Other nonrecurring (gains)/losses	-	(297)	1,306	-	1,339	1,009	1,122
Adjusted noninterest income (J)	$4,215	$4,495	$4,355	$4,490	$3,945	$17,555	$16,602

Efficiency ratio (GAAP) (E)/(G)+(I)	81.72%	73.06%	75.13%	80.74%	87.89%	77.59%	77.17%
Efficiency ratio (Non-GAAP) (F)/(H)+(J)	81.14%	74.13%	74.45%	80.17%	77.77%	77.43%	75.16%

The following reconciles book value per common share and tangible book value per common share (Note 1):

Stockholders' equity (K)	$103,299	$102,001	$113,594	$114,348	$114,026
Less: Goodwill and other intangible assets	(15,974)	(16,048)	(16,122)	(16,196)	(16,270)
Tangible equity (L)	$87,325	$85,953	$97,472	$98,152	$97,756

Shares outstanding (M)	8,471	8,461	8,461	8,461	8,457

Book value per common share (GAAP) (K)/(M)	$12.19	$12.06	$13.43	$13.51	$13.48
Tangible book value per common share (Non-GAAP) (L)/(M)	$10.31	$10.16	$11.52	$11.60	$11.56

The following reconciles average equity to average assets and average tangible equity to average tangible assets (Note 1):

Average stockholders' equity (N)	$103,507	$113,904	$114,208	$114,250	$117,700	$111,445	$119,359
Less: Average goodwill and other intangible assets	(16,018)	(16,092)	(16,166)	(16,242)	(16,313)	(16,129)	(16,454)
Average tangible equity (O)	$87,489	$97,812	$98,042	$98,008	$101,387	$95,316	$102,905

Average assets (P)	$1,060,315	$1,064,919	$1,077,852	$1,122,310	$1,183,135	$1,081,127	$1,172,452
Less: Average goodwill and other intangible assets	(16,018)	(16,092)	(16,166)	(16,242)	(16,313)	(16,129)	(16,454)
Average tangible assets (Q)	$1,044,297	$1,048,827	$1,061,686	$1,106,068	$1,166,822	$1,064,998	$1,155,998

Average equity/average assets (GAAP) (N)/(P)	9.76%	10.70%	10.60%	10.18%	9.95%	10.31%	10.18%
Average tangible equity/average tangible assets (Non-GAAP) (O)/(Q)	8.38%	9.33%	9.23%	8.86%	8.69%	8.95%	8.90%

Note 1: Management believes that reporting tangible equity and tangible assets more closely approximates the adequacy of capital for regulatory purposes.

Note 2: Management believes that reporting the non-GAAP efficiency ratio more closely measures its effectiveness of controlling cash-based operating activities.

Page 13 of 13